                                                                    Exhibit 99.1

                    LIST OF JOINT FILERS AND SIGNATURE PAGE

BAIN CAPITAL INVESTORS, LLC

By: /s/ Kenneth Hanau                                            March 25, 2021
    ------------------------------
Name: Kenneth Hanau
Title: Managing Director

BAIN CAPITAL PARTNERS XI, L.P.
BY: BAIN CAPITAL INVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                             March 25, 2021
    ------------------------------
Name: Kenneth Hanau
Title: Managing Director

BAIN CAPITAL FUND XI, L.P.
BY: BAIN CAPITAL PARTNERS XI, L.P.
ITS GENERAL PARTNER
BY: BAIN CAPITAL INVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                            March 25, 2021
    ------------------------------
Name: Kenneth Hanau
Title: Managing Director

BCPE DIAMOND CAYMAN HOLDING LIMITED

By: /s/ Kenneth Hanau                                            March 25, 2021
    ------------------------------
Name: Kenneth Hanau
Title: Director

BAIN CAPITAL EUROPE FUND IV, LP
BY: BAIN CAPITAL PARTNERS EUROPE IV, L.P.
ITS GENERAL PARTNER
BY: BAIN CAPITAL INVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                            March 25, 2021
    ------------------------------
Name: Kenneth Hanau
Title: Managing Director

BAIN CAPITAL PARTNERS EUROPE IV, LP
BY: BAIN CAPITAL INVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                            March 25, 2021
    ------------------------------
Name: Kenneth Hanau
Title: Managing Director

BCIP ASSOCIATES IV, LP
BY: BOYLSTON COINVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                            March 25, 2021
    --------------------------------
Name: Kenneth Hanau
Title: Authorized Signatory

BCIP ASSOCIATES IV-B, LP
BY: BOYLSTON COINVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                            March 25, 2021
    ---------------------------------
Name: Kenneth Hanau
Title: Authorized Signatory

BCIP TRUST ASSOCIATES IV, LP
BY: BOYLSTON COINVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                            March 25, 2021
    ---------------------------------
Name: Kenneth Hanau
Title: Authorized Signatory

BCIP TRUST ASSOCIATES IV-B, LP
BY: BOYLSTON COINVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                            March 25, 2021
    ---------------------------------
Name: Kenneth Hanau
Title: Authorized Signatory